EXHIBIT 99.3
                                 ------------

                 The Confirmation, dated as of June 27, 2006

[LOGO OMITTED]
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:                        June 29, 2006

TO: The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB

ATTENTION:            Courtney Barhalomew
TELEPHONE:            212-815-3236
FACSIMILE:            212-815-3986

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNEC8448

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 2 of 14


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of              Rate Cap
       Transaction:

       Notional Amount:     With respect to any Calculation
                            Period, the lesser of (i) the amount
                            set forth for such period in the
                            Schedule of Notional Amounts attached
                            hereto, and (ii) the Class Certificate
                            Balance of the Class A-19
                            Certificates, immediately prior to the
                            related Distribution Date (as such
                            term is defined in the Pooling and
                            Servicing Agreement).

       Trade Date:          June 23, 2006

       Effective Date:      July 25, 2006

       Termination          October 25, 2014
       Date:

       Fixed Amount
       (Premium):

       Fixed Rate           Counterparty; provided, however,
       Payer:               that payment of the Fixed Amount to
                            BSFP has been make on behalf of the
                            Counterparty by Bear, Stearns &
                            Co., Inc.

       Fixed Rate Payer
       Payment Date:        June 29, 2006

       Fixed Amount:        USD 1,940,000

       Floating
       Amounts:

       Floating Rate        BSFP
       Payer:

       Cap Rate:            5.25000%

       Floating Rate
       Payer

       Period End           The 25th calendar day of each month
       Dates:               during the Term of this
                            Transaction, commencing August 25,
                            2006 and ending on the Termination
                            Date, with No Adjustment.

       Floating Rate
       Payer Payment
       Dates:               Early Payment shall be applicable.
                            The Floating Rate Payer Payment Dates shall be two Business Day preceding each Floating Rate Payer Period End Date.

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 3 of 14

       Floating Rate        USD-LIBOR-BBA; provided, however,
       Option:              that if the Floating Rate
                            determined from such Floating Rate
                            Option for any Calculation Period
                            is greater than 9.00000% then the
                            Floating Rate for such Calculation
                            Period shall be deemed equal to
                            9.00000%.

       Designated           One month
       Maturity:

       Floating Rate
       Day

       Count Fraction:      30/360

       Reset Dates:         The first day of each Calculation
                            Period.

       Compounding:         Inapplicable

       Business Days for    New York
       payments:

       Business Day         Following
       Convention:

3.     Additional              Each party hereto is hereby advised
       Provisions:             and acknowledges that the other party has
                               engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 4 of 14


(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 5 of 14

Party required to deliver        Form/Document/                Date by which to
document                         Certificate                   be delivered
BSFP and                         Any document required or      Promptly after the earlier of (i)
the Counterparty                 reasonably requested to       reasonable demand by either party or (ii)
                                 allow the other party to      learning that such form or document is
                                 make payments under this      required
                                 Agreement without any
                                 deduction or withholding
                                 for or on the account of
                                 any Tax or with such
                                 deduction or withholding
                                 at a reduced rate

(2)   Other documents to be delivered are:

Party required to     Form/Document/              Date by which to         Covered by Section 3(d)
deliver document      Certificate                 be delivered             Representation
BSFP and              Any documents required      Upon the execution       Yes
the Counterparty      by the receiving party      and delivery of this
                      to evidence the             Agreement and such
                      authority of the            Confirmation
                      delivering party or its
                      Credit Support
                      Provider, if any, for
                      it to execute and
                      deliver this Agreement,
                      any Confirmation , and
                      any Credit Support
                      Documents to which it
                      is a party, and to
                      evidence the authority
                      of the delivering party
                      or its Credit Support
                      Provider to perform its
                      obligations under this
                      Agreement, such
                      Confirmation and/or
                      Credit Support

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 6 of 14


Party required to     Form/Document/              Date by which to         Covered by Section 3(d)
deliver document      Certificate                 be delivered             Representation
                      Document, as the case
                      may be

BSFP and              A certificate of an         Upon the execution       Yes
the Counterparty      authorized officer of the   and delivery of this
                      party, as to the            Agreement and such
                      incumbency and authority    Confirmation
                      of the respective
                      officers of the party
                      signing this Agreement,
                      any relevant Credit
                      Support Document, or any
                      Confirmation, as the case
                      may be

Counterparty          An executed copy of the     Within 30 days after     No
                      Pooling and Servicing       the date of this
                      Agreement.                  Agreement.

6) Miscellaneous. Miscellaneous

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

      Address for notices or communications to BSFP:

             Address:    383 Madison Avenue, New York, New York  10179
             Attention:  DPC Manager
             Facsimile:  (212) 272-5823

      with a copy to:

             Address:    One Metrotech Center North, Brooklyn, New York 11201
             Attention:  Derivative Operations - 7th Floor
             Facsimile:  (212) 272-1634

             (For all purposes)

      Address for notices or communications to the Counterparty:

             Address:    The Bank of New York

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 7 of 14


                         101 Barclay Street-8W
                         New York, New York 10286
             Attention:  Corporate Trust MBS Administration, CWALT,
                         Series 2006-24CB
             Facsimile:  212-815-3986
             Phone:      212-815-3236

             (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty:        Not Applicable

(h) Governing Law.The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 8 of 14


(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording.Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial.Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document. (l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.


(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 9 of 14


Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--


            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:       Payments to BSFP:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to Bear Stearns Financial Products
                                    Inc.
                                    Sub-account  Number: 102-04654-1-3
                                    Attention: Derivatives Department

                                    Payments to Counterparty:
                                    The Bank of New York
                                    New York, NY
                                    ABA Number: 021-000-018
                                    GLA Number: 111-565
                                    For further credit to: TAS A/C 580786
                                    Attention: Mathew J. Sabino
                                    Tel: (212) 815-6093

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 11 of 14


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:   _______________________________
      Name:
      Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-24CB


By:   _______________________________
      As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB Name:
      Title:





am

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 12 of 14


                         SCHEDULE OF NOTIONAL AMOUNTS

                                                           Notional Amount
        From and including         To but excluding             (USD)
        ------------------         ----------------             -----
          Effective Date               8/25/2006           119,221,650.02
            8/25/2006                  9/25/2006           118,003,569.68
            9/25/2006                 10/25/2006           116,657,279.85
            10/25/2006                11/25/2006           115,184,569.88
            11/25/2006                12/25/2006           113,587,515.71
            12/25/2006                 1/25/2007           111,868,476.69
            1/25/2007                  2/25/2007           110,030,091.20
            2/25/2007                  3/25/2007           108,075,271.27
            3/25/2007                  4/25/2007           106,007,196.12
            4/25/2007                  5/25/2007           103,829,304.63
            5/25/2007                  6/25/2007           101,545,286.83
            6/25/2007                  7/25/2007            99,174,694.72
            7/25/2007                  8/25/2007            96,838,352.38
            8/25/2007                  9/25/2007            94,535,771.97
            9/25/2007                 10/25/2007            92,266,472.56
            10/25/2007                11/25/2007            90,029,980.01
            11/25/2007                12/25/2007            87,825,826.95
            12/25/2007                 1/25/2008            85,653,552.60
            1/25/2008                  2/25/2008            83,512,702.71
            2/25/2008                  3/25/2008            81,402,829.51
            3/25/2008                  4/25/2008            79,323,491.54
            4/25/2008                  5/25/2008            77,274,253.61
            5/25/2008                  6/25/2008            75,254,686.71
            6/25/2008                  7/25/2008            73,264,367.91
            7/25/2008                  8/25/2008            71,302,880.29
            8/25/2008                  9/25/2008            69,369,812.82
            9/25/2008                 10/25/2008            67,464,760.31
            10/25/2008                11/25/2008            65,587,323.34
            11/25/2008                12/25/2008            63,737,108.13
            12/25/2008                 1/25/2009            61,913,726.50
            1/25/2009                  2/25/2009            60,116,795.76
            2/25/2009                  3/25/2009            58,345,938.69
            3/25/2009                  4/25/2009            56,600,783.38
            4/25/2009                  5/25/2009            54,880,963.22
            5/25/2009                  6/25/2009            53,186,116.81
            6/25/2009                  7/25/2009            51,515,887.86
            7/25/2009                  8/25/2009            49,869,925.15
            8/25/2009                  9/25/2009            48,247,882.45

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 13 of 14


            9/25/2009                 10/25/2009            46,649,418.43
            10/25/2009                11/25/2009            45,074,196.63
            11/25/2009                12/25/2009            43,521,885.35
            12/25/2009                 1/25/2010            41,992,157.60
            1/25/2010                  2/25/2010            40,484,691.04
            2/25/2010                  3/25/2010            38,999,167.91
            3/25/2010                  4/25/2010            37,535,274.96
            4/25/2010                  5/25/2010            36,092,703.39
            5/25/2010                  6/25/2010            34,671,148.79
            6/25/2010                  7/25/2010            33,270,311.07
            7/25/2010                  8/25/2010            31,889,894.40
            8/25/2010                  9/25/2010            30,529,607.17
            9/25/2010                 10/25/2010            29,189,161.90
            10/25/2010                11/25/2010            27,868,275.20
            11/25/2010                12/25/2010            26,566,667.71
            12/25/2010                 1/25/2011            25,284,064.04
            1/25/2011                  2/25/2011            24,020,192.71
            2/25/2011                  3/25/2011            22,774,786.10
            3/25/2011                  4/25/2011            21,547,580.40
            4/25/2011                  5/25/2011            20,338,315.56
            5/25/2011                  6/25/2011            19,146,735.20
            6/25/2011                  7/25/2011            17,972,586.62
            7/25/2011                  8/25/2011            17,127,666.43
            8/25/2011                  9/25/2011            16,298,351.36
            9/25/2011                 10/25/2011            15,484,404.77
            10/25/2011                11/25/2011            14,685,593.40
            11/25/2011                12/25/2011            13,901,687.41
            12/25/2011                 1/25/2012            13,132,460.25
            1/25/2012                  2/25/2012            12,377,688.65
            2/25/2012                  3/25/2012            11,637,152.59
            3/25/2012                  4/25/2012            10,910,635.21
            4/25/2012                  5/25/2012            10,197,922.81
            5/25/2012                  6/25/2012             9,498,804.77
            6/25/2012                  7/25/2012             8,813,073.53
            7/25/2012                  8/25/2012             8,239,433.46
            8/25/2012                  9/25/2012             7,677,762.46
            9/25/2012                 10/25/2012             7,127,869.20
            10/25/2012                11/25/2012             6,589,565.20
            11/25/2012                12/25/2012             6,062,664.77
            12/25/2012                 1/25/2013             5,546,984.95
            1/25/2013                  2/25/2013             5,042,345.50
            2/25/2013                  3/25/2013             4,548,568.87

Reference Number: FXNEC8448
The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-24CB
June 29, 2006
Page 14 of 14


            3/25/2013                  4/25/2013             4,065,480.13
            4/25/2013                  5/25/2013             3,592,906.94
            5/25/2013                  6/25/2013             3,130,679.52
            6/25/2013                  7/25/2013             2,678,630.64
            7/25/2013                  8/25/2013             2,421,358.38
            8/25/2013                  9/25/2013             2,171,213.06
            9/25/2013                 10/25/2013             1,928,063.89
            10/25/2013                11/25/2013             1,691,782.14
            11/25/2013                12/25/2013             1,462,241.18
            12/25/2013                 1/25/2014             1,239,316.41
            1/25/2014                  2/25/2014             1,022,885.24
            2/25/2014                  3/25/2014               812,827.03
            3/25/2014                  4/25/2014               609,023.12
            4/25/2014                  5/25/2014               411,356.74
            5/25/2014                  6/25/2014               219,713.04
            6/25/2014                  7/25/2014                33,979.00
            7/25/2014                  8/25/2014                20,464.69
            8/25/2014                  9/25/2014                 9,174.94
            9/25/2014              Termination Date                 54.50